Supplement Dated September 15, 2014
To The Prospectuses Dated April 28, 2014 For

PERSPECTIVE II®; PERSPECTIVE L SERIESSM;
RETIREMENT LATITUDES®
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT – I

PERSPECTIVE II®; PERSPECTIVE L SERIESSM
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com (or for contracts issued in New York, please contact us at our Jackson of NY Service Center, P.O. Box 30313, Lansing, Michigan, 48909-7813; 1-800-599-5651; www.jackson.com).

Effective September 15, 2014, the Income Stream Level 5 GAWA% Table under LifeGuard Freedom 6 Net and LifeGuard Freedom Flex Guaranteed Minimum Withdrawal Benefits (GMWBs) is currently not available for election at issue by new purchasers of the Contracts. It is currently planned, but not guaranteed, that this restriction will be removed beginning January 12, 2015.

The Income Stream Level 5 GAWA% Table may currently be elected by new or existing Contract owners on their Contract Anniversary, subject to its eligibility requirements and continued availability.

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(To be used with JMV7697 04/14, VC5890ML 04/14, JMV9476 04/14, JMV9476ML 04/14, JMV9476WF 04/14, VC5995 04/14, JMV5765 04/14, JMV9476L 04/14, JMV7697NY 04/14, JMV9476NY 04/14, JMV9476WFNY 04/14 and JMV9476LNY 04/14)

CMV13657 09/14